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                                                                   Exhibit 10.17

AS APPROVED BY THE STOCKHOLDERS ON APRIL 25, 2000


                        DALLAS SEMICONDUCTOR CORPORATION

                            1993 OFFICER AND DIRECTOR
                          STOCK OPTION PLAN, AS AMENDED


      1. Purpose. The Dallas Semiconductor Corporation 1993 Officer and Director Stock Option Plan (the "Plan") is intended to advance the interests of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), and its stockholders, by encouraging and enabling selected officers, directors and employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. It is intended that options which do not qualify for treatment as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder (collectively the "Code"), may be granted under the Plan.

      2.    Definitions.

            (a) "Board" means the Board of Directors of the Company or a Committee of the Board to whom its authority has been delegated.

            (b) "Change of Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change of Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the effective date of the Plan, as hereby amended), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;
      (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting



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      securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, except that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 15% of the combined voting power of the Company's then outstanding securities shall not constitute a Change of Control of the Company; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the election of any person other than C. V. Prothro as Chief Executive Officer of the Company.

            (c) "Common Stock" means the Company's Common Stock, $.02 par value per share.

            (d) "Date of Grant" means the date on which an Option is granted under the Plan, which will be the date the Board authorizes the Option unless the Board specifies a later date.

            (e) "Date of Exercise" means the date on which an Option is validly exercised pursuant to the Plan.

            (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (g) "Fair Market Value" of the Company's Common Stock means, as long as the Company's Common Stock is traded on the New York Stock Exchange, the closing price of such stock on the New York Stock Exchange on such date (or if such date is not a trading day, on the last trading day immediately preceding such date) or, if not so traded, on the NASDAQ National Market System or another national exchange upon which the Company's Common Stock is traded or as otherwise determined by the Board, based on any reasonable valuation method.

            (h)   "Option" means an option granted under the Plan.

            (i) "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

            (j) "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of an Optionee.



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            (k)   "Stock Option Agreement" means the agreement between the
      Company and the Optionee, in such form as may from time to time be adopted by the Board, under which the Optionee may purchase Common Stock pursuant to the terms of an Option granted under the Plan.

      3. Administration and Interpretation of Plan. The Plan shall be administered by the Board. The Board shall have full and final authority in its discretion, subject to the provisions of the Plan: (i) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares of Common Stock covered by each Option; (ii) to construe and interpret the Plan; and (iii) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations by the Board shall be final and conclusively binding for all purposes and upon all persons.

      4. Common Stock Subject to Options. The maximum number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan is 6,600,000, increased on and as of January 1 of each calendar year from and including January 1, 1994, by a number of shares equal to one-percent (1%) of the number of shares of Common Stock outstanding on December 31 of the preceding year; subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization, recapitalization or the like, of or by the Company. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the open market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be canceled or surrendered without having been exercised in full, the shares subject to such Option, but not purchased thereunder, shall again be available for Options to be granted under the Plan.

      5. Participants. Options may be granted under the Plan to any person who is an officer or director of the Company or an employee of the Company designated by the Board whose responsibilities are functionally equivalent to those of the Company's officers.

      6. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the Optionee. Such agreement shall be subject to the following limitations and conditions:

            (a) Option Price. The option price per share with respect to each Option shall be determined by the Board but in no instance shall the option price for an Option be less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant.

            (b) Payment of Option Price. Full payment for shares purchased upon exercising an Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or by check and


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      partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the Fair Market Value of such shares on the Date of Exercise of the Option.

            (c) Term of Option. The expiration date of each Option shall not be more than ten (10) years from the Date of Grant.

            (d) Vesting of Stockholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a stockholder of the Company until the certificate or certificates evidencing the shares purchased pursuant to the exercise of an Option are properly delivered to such Optionee or his Successor.

            (e) Exercise of an Option. Each Option shall be exercisable at any time, and from time to time, and in no particular order if the Optionee holds more than one Option, throughout a period commencing on or after the Date of Grant, as specified by the Board, and ending upon the earliest of the expiration, cancellation, surrender or termination of the Option. Furthermore, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the report to, or consent or approval of, the Company's stockholders or any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

            (f) Tax Offset Bonus. The Board may grant a Tax Offset Bonus to such Optionees and on such bases as the Board shall determine, and a provision relating thereto shall be included in the stock option agreement. A Tax Offset Bonus may be granted concurrently with or after the grant of an Option. A Tax Offset Bonus shall entitle an Optionee to receive from the Company an amount in cash no greater than the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individuals multiplied by the amount of ordinary income, if any, realized by the Optionee for Federal income tax purposes as a result of the exercise of the Option. The Board may cancel or place a limit on the term of, or the amount payable for, any Tax Offset Bonus at any time. The Board shall determine all other terms and provisions of any Tax Offset Bonus grant. The Company shall not be required to fund such Tax Offset Bonus prior to the due date for such taxes, and the proceeds of such Tax Offset Bonus shall be advanced to the Optionee in the form of a check payable to the Internal Revenue Service for the account of the Optionee or such other method as the Board may determine. The Board shall have the right to require an Optionee to present reasonable proof of the amount of such taxes as a condition


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      precedent to the making of such payment. The Company shall be under no obligation of any nature to grant any Tax Offset Bonus to any Optionee at any time.

            (g) Company Loans. The Company may make stock purchase loans in connection with Option exercises upon the following terms and conditions:

                  (i) Upon the exercise by an Optionee of an Option, or any part thereof, and the Optionee's request for a loan pursuant hereto, the Company, upon approval by the Board, may loan said Optionee, for the sole purpose of purchasing Common Stock from the Company pursuant to the exercise of such Option, an amount equal to the excess of the exercise price of the Option over the aggregate par value of the Common Stock which the Optionee has elected to purchase pursuant to such exercise; provided, however, that the Optionee shall execute concurrently a promissory note in form satisfactory to the Board for such amount payable to the order of the Company;

                  (ii) The Company shall have no obligation to make any loan to any Optionee at any time;

                  (iii) The promissory note referenced hereinbefore shall
            provide for interest to be payable upon the outstanding principal balance thereof at such rate and times as the Board may determine. Such note shall also provide that the Board may require the Optionee to secure the payment thereof at any time with collateral deemed adequate by the Board in its sole discretion. Such note shall mature, and all outstanding principal and interest shall become immediately due and payable in installments or in lump sum at such time or times as the Board shall provide. The note will provide for prepayment of principal and accrued interest in whole or in part from time to time without premium or penalty and may be extended or modified, from time to time, at the Board's discretion. The note shall provide for acceleration of maturity by the Company upon the happening of any events determined appropriate by the Board.

            (h) Transferability of Option. Other than by will or by laws of descent and distribution, an option granted under the Plan shall be transferable or assignable by an Optionee only if and under terms and conditions approved by the Board in its sole discretion. No Option or the shares covered thereby shall be pledged or hypothecated in any way and no Option or the shares covered thereby shall be subject to execution, attachment, or similar process except with the prior express written consent of the Board.

            (i) Termination of Employment or Directorship. Unless otherwise specified by the Board, upon termination of an Optionee's employment with the Company for any reason other than retirement, permanent disability or death, or


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      upon removal of a non-employee director of the Company from office, any and all outstanding Option(s) of such Optionee shall immediately thereupon be null and void. Unless otherwise specified by the Board, upon termination of an Optionee's employment with the Company by reason of his retirement or permanent disability, but excluding his death, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of its expiration or three (3) months after the date of such termination, whichever occurs first. Upon the resignation or retirement of a non-employee director who has served as a director of the Company for more than three (3) years, any unvested options shall immediately accelerate, so that all unexercised options shall become immediately exercisable, and such option privileges will expire unless exercised by him or (in the event of his subsequent death) his Successor, on or before the date any such Option expires by its own terms. Upon the resignation or retirement of a non-employee director who has served as a director of the Company for less than three (3) years, such Optionee or (in the event of his subsequent death) his Successor, will be entitled to exercise all unexercised option privileges exercisable by the Optionee at the time of his resignation or retirement on or before the date any such Option expires by its own terms. Neither the adoption of this Plan nor the grant of an Option to an eligible person shall alter in any way the Company's rights to terminate such person's employment or directorship at any time with or without cause nor does it confer upon such person any rights or privileges to continued employment, or any other rights and privileges, except as specifically provided in the Plan.

            (j) Death of Optionee. Unless otherwise specified by the Board, if an Optionee (other than a non-employee director) dies while in the employ of the Company, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of death and such option privileges shall expire unless exercised by his Successor prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first. If a non-employee director who is an Optionee dies while a director of the Company, any vesting of his option privileges shall immediately accelerate, so that all unexercised option privileges shall become immediately exercisable, and such option privileges shall expire unless exercised by his Successor, on or before the such option expires by its terms.

            (k) Other Terms. Each Stock Option Agreement may contain such other provisions as the Board in its discretion may determine, including, without limitation:

                  (i) any provision which shall condition the exercise of all or part of an Option upon such matters as the Board may deem appropriate (if any) such as the passage of time, or the attainment of certain performance goals, appropriate to reflect the contribution of the Optionee to the performance of the Company;


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                  (ii)  any provision which shall accelerate the exercisability of an Option upon the occurrence of a Change of Control or under such other circumstances as the Board may deem appropriate in spite of any provision contained in an Option pursuant to clause (i) above or otherwise; and

                  (iii) the manner in which an Option is to be exercised.

      7. Allotment of Shares. The Board shall, in its discretion, determine the number of shares of Common Stock to be offered from time to time by grant of Options to officers, directors and other selected employees of the Company as provided in Section 5, provided that during any three-year period, options may not be granted under this Plan for an aggregate number of shares of Common Stock in excess of 2,500,000 shares, in the case of the Company's chief executive officer, and 1,000,000 shares, in the case of any other officer, subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization or the like, of or by the Company. The grant of an Option shall not be deemed either to entitle the Optionee to, or disqualify the Optionee from, participation in any other grant of options under this Plan or any other stock option plan of the Company.

      8. Adjustments. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the option price shall be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on all Optionees.

      9. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the option agreement pertaining to the shares to which such notice relates.

      10. Amendment or Discontinuance. This Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, provided that the Board may not, except as expressly provided in the Plan, increase the aggregate number of shares which may be issued under Options granted pursuant to the Plan, materially amend the eligibility requirements of the Plan or materially increase the


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benefits which may accrue to participants under the Plan, without such approval
(if any) as may be required by applicable law or the requirements of any national stock exchange upon which the Company's Common Stock is traded.

      11. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any officer, director or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

      12. Stock Split. The share numbers set forth in Sections 4 and 7 hereof have been adjusted to reflect the two-for-one split of the Company's Common Stock in the form of a 100% stock dividend, declared by the Board of Directors on January 25, 2000, and distributable on February 28, 2000, to stockholders of record on February 7, 2000. Such share numbers are subject to further adjustment as provided for in said Sections.


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                        DALLAS SEMICONDUCTOR CORPORATION

                     AMENDMENT TO 1993 OFFICER AND DIRECTOR
                          STOCK OPTION PLAN, AS AMENDED
            (ADOPTED BY THE BOARD OF DIRECTORS ON NOVEMBER 18, 2000)


      RESOLVED, that, effective immediately, clause (v) of Section 2(b) of the Corporation's 1993 Officer and Director Stock Option Plan be, and the same hereby is, deleted.


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                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this ___ day of __________, 199_ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an officer of the Company ("Optionee").

      WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan;

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1.    Grant of Option. The Company hereby grants to Optionee, pursuant to
Section 7(a) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, an option (the "Option") to purchase all or any part of __________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be __________ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the


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"Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. Subject to the provisions of Paragraph 14 hereof, this Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding,



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listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Tax Benefit Right. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be



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

made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion.

      7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

      (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

      (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.



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

      8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      9. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death or retirement, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment by the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      10. Death of Option. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its



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

discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of employment or tenure as an officer of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1993 Officer & Director Stock Option Plan (and as amended if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      14. Stockholder Approval. This Option has been granted subject to the approval of the Plan by stockholders of the Company. Notwithstanding the provisions of Paragraph 4 hereof, this Option may not be exercised unless and until the Plan has been duly approved by the stockholders of the Company.

      15. Shareholders Agreement. The shares of Common Stock issued to Optionee upon the exercise of this Option shall be deemed to be issued pursuant to a "fully vested stock option" under the terms of any Shareholder's Agreement previously entered into between the Company and Optionee.

      16. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4401 South Beltwood Parkway
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________



______________________________________           ______________________________
                                                 Optionee

______________________________________

                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this ______ day of ________________, 19___ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and _______________, a director of the Company ("Optionee").

      WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides for the automatic grant of an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock") to each of the Company's non-employee directors in office on the date of adoption of the Plan or subsequently elected, as therein provided, in furtherance of the purposes of the Plan;

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby confirms the automatic grant to Optionee, pursuant to Section 7(b) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, of an option (the "Option") to purchase all or any part of ______________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall $______________ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the

Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. Subject to the provisions of Paragraph 14 hereof, this Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee, may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Tax Benefit Right. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion. Any grant of such a bonus to Optionee shall be on such terms and conditions, if any, as may be permitted under Rule l6b-3 without adversely affecting any requirement of such rule that the Plan be administered by disinterested persons.

      7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

            (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion. Any loan hereunder to Optionee shall be on such terms and conditions, if any, as may be permitted by Rule 16b-3 without adversely affecting any requirement of such rule that the Plan be administered by disinterested persons.

            (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

      8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      9. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company by reason of his removal from office, any part of the Option granted hereunder which has not been exercised by the date of such removal shall immediately terminate on the date of such removal. In the event that Optionee's services as a director of the Company shall terminate by reason of his resignation or retirement and Optionee shall have then served as a director of the Company for more than three (3) years, the vesting of any unexercised portion of this Option shall immediately accelerate, so that any such unexercised portion of this Option may thereafter be exercised by Optionee (or in the event of his subsequent death, by his Successor), at any time prior to the date of its expiration. In the event Optionee has not served as a director of the Company for more than three (3) years at the time of his resignation or retirement, he (or, in the event of his subsequent death, his Successor) shall be entitled to exercise, at any time prior to the date of expiration of this Option, any unexercised portion of this Option exercisable by Optionee at the time of his resignation or retirement.

      10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having fully exercised the Option, the vesting of any unexercised portion of this Option shall immediately accelerate, so that any such unexercised portion of this Option may thereafter be exercised by the Optionee's Successor, provided this Option is exercised prior to the date of its expiration.

      11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1993 Officer & Director Stock Option Plan (and as amended if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      14. Stockholder Approval. This Option has been granted subject to the approval of the Plan by stockholders of the Company. Notwithstanding the provisions of Paragraph 4 hereof, this Option may not be exercised unless and until the Plan has been duly approved by the stockholders of the Company.

      15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4401 South Beltwood Parkway               By:    ______________________________
Dallas, Texas 75244
                                          Title: ______________________________



______________________________________

______________________________________           ______________________________
                                                 Optionee

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an employee of the Company ("Optionee").

      WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of __________shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $______ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, at any time after the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any `regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      7. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      9. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      11. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      12. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

      13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

      14. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

      15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

 Address for Notices:                     DALLAS SEMICONDUCTOR CORPORATION

4350 Beltwood Parkway South
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________


______________________________________    _____________________________________

______________________________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an employee of the Company ("Optionee").

      WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of __________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $______ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, at any time commencing on the last day of the first completed calendar quarter following the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or. certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee in its sole discretion.

      7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the

Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

      (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Committee shall have thereafter cancelled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

      (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

      8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      9. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter).

In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      14. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

      15. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

      16. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued pursuant to a "fully vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

      17. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4350 Beltwood Parkway South
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________

______________________________________    _____________________________________

______________________________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an employee of the Company ("Optionee").

      WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of __________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $______ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 6.25% of the aggregate number of shares provided in Paragraph 1 hereof during each calendar quarter during the term hereof commencing at the end of the first completed calendar quarter (until it shall become fully vested at the end of sixteen (16) calendar quarters). To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee in its sole discretion.

      7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

      (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Committee shall have thereafter cancelled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

      (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

      8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      9. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation.

In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange or shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      14. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

      15. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

      16. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall be deemed to be issued pursuant to a "fully vested stock option" and shall not be subject to the repurchase rights as provided in such agreement.

      17. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4350 Beltwood Parkway South
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________

______________________________________    _____________________________________

______________________________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an employee of the Company ("Optionee").

      WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of ________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $_____ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, at any time commencing on the last day of the first completed calendar quarter following the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee in its sole discretion.

      7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the

Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

      (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Committee shall have thereafter cancelled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

      (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

      8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      9. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter).

In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      14. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

      15. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

      16. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued pursuant to a "fully vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

      17. Stockholder Approval. This Option has been granted pursuant to an amendment to the Plan adopted by the Board of Directors and subject to the approval of the stockholders of the Company. Notwithstanding the provisions of
Section 4 hereof, this Option may not be exercised unless and until such amendment to the Plan has been duly approved by the stockholders of the Company.

      18. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4350 Beltwood Parkway South
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________

______________________________________    _____________________________________

______________________________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this _____ day of __________ 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________, an employee of the Company ("Optionee").

      WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of ________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $_____ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

      4. Exercise of the Option. This Option shall be exercisable in fun or in part at any time, and from time to time, during the term hereof, at any time after the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

      7. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

      9. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

      10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      11. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

      12. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

      13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.



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

      14. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued pursuant to a "fully vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

      15. Stockholder Approval. This Option has been granted pursuant to an amendment to the Plan adopted by the Board of Directors and subject to the approval of the stockholders of the Company. Notwithstanding the provisions of
Section 4 hereof, this Option may not be exercised unless and until such amendment to the Plan has been duly approved by the stockholders of the Company.

      16. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

      IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                      DALLAS SEMICONDUCTOR CORPORATION

4350 Beltwood Parkway South
Dallas, Texas 75244                       By:    ______________________________

                                          Title: ______________________________

______________________________________    _____________________________________

______________________________________



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